                                                                    Exhibit 99.2

CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350), the
undersigned,  William E.  Sturgis,  Principal  Financial  Manager  of  Nutrition
Management  Services Company, a Pennsylvania  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the quarter  ended March 31, 2003 of the
Company (the "Report") fully complies with the requirements of section 13 (a) or
15 (d) of the Securities Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                  /s/ William E. Sturgis
                                                  ------------------------------
                                                  William E. Sturgis
                                                  Principal Financial Manager

May 20, 2003